SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 9, 2001
(Date of earliest event reported)

drkoop.com, Inc.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26275 (Commission File No.)	95-4697615 (I.R.S. Employer Identification No.)

225 Arizona Avenue, Suite 250
Santa Monica, CA 90401
(Address of Principal executive offices, including zip code)

(310) 395-5700
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

      On July 9, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Text on press release, dated July 9, 2001, of the Registrant.

1

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

drkoop.com, Inc.

Date: July 9, 2001	By	/s/ RICHARD M. ROSENBLATT

Name: Richard M. Rosenblatt Title: Chief Executive Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release, dated July 9, 2001, of the Registrant.

II-1